                                                                      EXHIBIT 21
                                                                     Page 1 of 4

                         CRESTLINE CAPITAL CORPORATION
                                  SUBSIDIARIES


   1)  CC GB Leasing LLC
   2)  CC IM Corporation
   3)  CC NEquity Corporation
   4)  CC SPE Corporation
   5)  CC USAGP LLC
   6)  CCC Alpha Investment, Inc.
   7)  CCC A/H, Inc.
   8)  CCC Boynton Beach, Inc.
   9)  CCC Chesapeake LLC
  10)  CCC CMBS Corporation
  11)  CCC Delaware, Inc.
  12)  CCC Facilities Corporation
  13)  CCC Financing I Corporation
  14)  CCC Financing Limited, L.P.
  15)  CCC Investments I, LLC
  16)  CCC Leisure Park Corporation
  17)  CCC of Kentucky, Inc.
  18)  CCC Ohio Healthcare, Inc.
  19)  CCC Pueblo Norte, Inc.
  20)  CCC Retirement, Inc.
  21)  CCC Retirement Communities II, L.P.
  22)  CCC Retirement Partners, L.P.
  23)  CCFS Atlanta LLC
  24)  CCFS Philadelphia LLC
  25)  CCH Meadowvale Corporation
  26)  CCHH Atlanta LLC
  27)  CCHH Burlingame LLC
  28)  CCHH Cambridge LLC
  29)  CCHH Reston LLC
  30)  CCHI DC LLC
  31)  CCHI Key West LLC
  32)  CCHI Singer Island LLC
  33)  CCHP I Corporation
  34)  CCHP II Corporation
  35)  CCHP III Corporation
  36)  CCHP IV Corporation
  37)  CCMH Atlanta Marquis Corporation
  38)  CCMH Atlanta Marquis LLC
  39)  CCMH Atlanta NW LLC
  40)  CCMH Atlanta Suites LLC
  41)  CCMH Bethesda LLC
  42)  CCMH Calgary Corporation
  43)  CCMH Charlotte LLC
  44)  CCMH Chicago Courtyard LLC
  45)  CCMH Coronado LLC

                                                                      EXHIBIT 21
                                                                     Page 2 of 4

                         CRESTLINE CAPITAL CORPORATION
                                  SUBSIDIARIES




  46)  CCMH Costa Mesa Suites LLC
  47)  CCMH Courtyard I LLC
  48)  CCMH Dallas/FW LLC
  49)  CCMH DC LLC
  50)  CCMH Deerfield Suites LLC
  51)  CCMH Denver SE LLC
  52)  CCMH Denver Tech LLC
  53)  CCMH Denver West LLC
  54)  CCMH Desert Springs Corporation
  55)  CCMH Desert Springs LLC
  56)  CCMH Diversified LLC
  57)  CCMH Downers Grove Suites LLC
  58)  CCMH Dulles AP LLC
  59)  CCMH Dulles Suites LLC
  60)  CCMH El Paso LLC
  61)  CCMH Farmington LLC
  62)  CCMH Fin Center LLC
  63)  CCMH Fisherman's Wharf LLC
  64)  CCMH Fort Lauderdale LLC
  65)  CCMH Gaithersburg LLC
  66)  CCMH Hanover LLC
  67)  CCMH Houston AP LLC
  68)  CCMH Houston Galleria LP
  69)  CCMH Jacksonville LLC
  70)  CCMH Kansas City AP LLC
  71)  CCMH Key Bridge LLC
  72)  CCMH Lenox LLC
  73)  CCMH Manhattan Beach LLC
  74)  CCMH Marina LLC
  75)  CCMH Memphis LLC
  76)  CCMH Metro Center LLC
  77)  CCMH Miami AP LLC
  78)  CCMH Minneapolis LLC
  79)  CCMH Moscone LLC
  80)  CCMH Nashua LLC
  81)  CCMH Newark LLC
  82)  CCMH Newport Beach LLC
  83)  CCMH Newport Beach Suites LLC
  84)  CCMH Newton LLC
  85)  CCMH Norcross LLC
  86)  CCMH Norfolk LLC
  87)  CCMH O'Hare AP LLC
  88)  CCMH O'Hare Suites LLC
  89)  CCMH Oklahoma City LLC
  90)  CCMH Ontario AP LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 4

                         CRESTLINE CAPITAL CORPORATION
                                  SUBSIDIARIES



  91)  CCMH Orlando LLC
  92)  CCMH Palm Beach LLC
  93)  CCMH Park Ridge LLC
  94)  CCMH Pentagon RI LLC
  95)  CCMH Perimeter LLC
  96)  CCMH Philadelphia AP LLC
  97)  CCMH Philadelphia Mkt. LLC
  98)  CCMH Pittsburgh LLC
  99)  CCMH Plaza San Antonio LLC
  100)  CCMH Portland LLC
  101)  CCMH Potomac LLC
  102)  CCMH Properties II Corporation
  103)  CCMH Properties II LLC
  104)  CCMH Quorum LLC
  105)  CCMH Raleigh LLC
  106)  CCMH Residence Inn LLC
  107)  CCMH Riverwalk LLC
  108)  CCMH Rocky Hill LLC
  109)  CCMH Romulus LLC
  110)  CCMH Salt Lake LLC
  111)  CCMH San Diego LLC
  112)  CCMH San Fran AP LLC
  113)  CCMH Santa Clara Corporation
  114)  CCMH Santa Clara LLC
  115)  CCMH Scottsdale Suites LLC
  116)  CCMH South Bend LLC
  117)  CCMH Tampa AP LLC
  118)  CCMH Tampa Waterside LLC
  119)  CCMH Tampa Westshore LLC
  120)  CCMH Times Square LLC
  121)  CCMH Toronto AP Corporation
  122)  CCMH Toronto EC Corporation
  123)  CCMH Torrance LLC
  124)  CCMH Vail LLC
  125)  CCMH Waterford LLC
  126)  CCMH Westfields LLC
  127)  CCMH Williamsburg LLC
  128)  CCMH World Trade Center LLC
  129)  CCMP Leasing Corporation
  130)  CCRC Amelia Island LLC
  131)  CCRC Atlanta LLC
  132)  CCRC Boston LLC
  133)  CCRC Buckhead/Naples LLC
  134)  CCRC Dearborn LLC
  135)  CCRC Marina LLC

                                                                      EXHIBIT 21
                                                                     Page 4 of 4

                         CRESTLINE CAPITAL CORPORATION
                                  SUBSIDIARIES


  136)  CCRC Phoenix LLC
  137)  CCRC San Francisco LLC
  138)  CCRC Tysons LLC
  139)  CCRI USA LLC
  140)  CCSH Atlanta LLC
  141)  CCSH Boston LLC
  142)  CCSH Chicago LLC
  143)  CCSH New York LLC
  144)  Crestline Hotels & Resorts, Inc.
  145)  Crestline RES III Corporation
  146)  Crestline Ventures LLC
  147)  CSL Group, Inc.
  148)  Leisure Park Venture LP LLC
  149)  LTJ Senior Communities LLC
  150)  Panther General Partner, Inc.
  151)  Panther Holdings Level I LP
  152)  Residence Inn USA Limited Partnership
  153)  Residence Inn III LLC
  154)  SDM Hotel Corporation